SUPPLEMENT DATED SEPTEMBER 17, 2007 TO THE PROSPECTUS
                              DATED APRIL 30, 2007

                               JNL(R) SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

EFFECTIVE DECEMBER 3, 2007, THE JNL/SELECT LARGE CAP GROWTH FUND WILL BE MANAGED BY CAPITAL GUARDIAN TRUST COMPANY. THE NAME OF THE FUND WILL BE CHANGED AS
FOLLOWS:

JNL/Select Large Cap Growth Fund to JNL/CAPITAL GUARDIAN U.S. GROWTH EQUITY FUND

ADDITIONALLY, AS A RESULT OF THE CHANGE IN SUB-ADVISER, THE PRINCIPAL INVESTMENT STRATEGY FOR THE FUND WILL CHANGE TO THE FOLLOWING:

INVESTMENT OBJECTIVE. The investment objective of the JNL/Capital Guardian U.S. Growth Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The investment objective of the Fund is to seek long-term growth of capital and income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio consisting primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities). The Fund normally will invest in common stocks (or securities convertible or exchangeable into common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase. The Fund intends to achieve its objective by investing primarily in attractively valued securities that at the time of purchase exhibit one or more "growth" characteristics relative to the U.S. stock market. The "growth" characteristics include securities exceeding the market (rate of growth) in at least one of the following categories: earnings, unit sales, revenue or cash flow.

Although the Fund intends to concentrate its investments in the types of securities described above, the Fund may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. The Fund intends to remain fully invested, however, and the Fund may hold cash and cash equivalents for defensive purposes. Although the Fund does not intend to seek short-term profits, securities in the Fund's portfolio will be sold whenever the Fund believes it is appropriate to do so without regard to the length of time a particular security may have been held.

Consistent  with  the  Fund's  objectives,  it may  from  time to time  purchase derivative securities to, among other reasons, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner. Derivatives will not be used, however, to leverage the Fund's exposure above its total net assets.

This Supplement is dated September 17, 2007.

(To be used with VC5995 Rev. 05/07, VC3656 Rev. 05/07, VC3657 Rev. 05/07, VC3723
Rev. 05/07,  NV3174CE Rev. 05/07,  NV3784 Rev. 05/07,  VC4224 Rev. 05/07, NV4224
Rev. 05/07, VC5526 Rev. 05/07,  NV5526 Rev. 05/07,  FVC4224FT Rev. 05/07, VC5890
05/07,  VC5869 05/07,  NV5869 05/07,  NV5890 05/07,  VC5825 05/07, VC5884 05/07,
VC5885 05/07, HR105 Rev. 05/07, and VC2440 Rev. 05/07.)

                                                                    V6174 09/07

              SUPPLEMENT DATED SEPTEMBER 17, 2007 TO THE PROSPECTUS
                              DATED APRIL 30, 2007

                               JNL(R) SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

EFFECTIVE DECEMBER 3, 2007, THE JNL/JPMORGAN INTERNATIONAL EQUITY FUND WILL BE MANAGED BY A I M INVESTMENT MANAGEMENT, INC. THE NAME OF THE FUND WILL BE CHANGED AS FOLLOWS:

   JNL/JPMorgan International Equity Fund to JNL/AIM INTERNATIONAL GROWTH FUND

ADDITIONALLY, AS A RESULT OF THE CHANGE IN SUB-ADVISER, THE PRINCIPAL INVESTMENT STRATEGY FOR THE FUND WILL CHANGE TO THE FOLLOWING:

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM International Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified portfolio of reasonably priced, quality international equity securities whose issuers are considered by the Fund's portfolio managers to have strong fundamentals and/or accelerating earnings growth. The Fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Fund will normally invest in the securities of companies located in at least four countries in the developed markets of Western Europe and the Pacific Basin.

At the present time, the Fund's portfolio managers intend to invest no more than 20% of the Fund's total assets in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

The Sub-Adviser employs a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis and portfolio construction techniques. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but for whose prices do not fully reflect these attributes. Investments for the portfolio are selected "bottom-up" on a stock-by-stock basis. The focus is on the strengths of individual companies, rather than sector or country trends. The Sub-Adviser may consider selling a security for several reasons, including (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock prices appears to be overvalued, or
(3) a more attractive opportunity is identified.

This Supplement is dated September 17, 2007.

(To be used with VC5995 Rev. 05/07, VC3656 Rev. 05/07, VC3657 Rev. 05/07, VC3723
Rev. 05/07,  NV3174CE Rev. 05/07,  NV3784 Rev. 05/07,  VC4224 Rev. 05/07, NV4224
Rev. 05/07, VC5526 Rev. 05/07,  NV5526 Rev. 05/07,  FVC4224FT Rev. 05/07, VC5890
05/07,  VC5869 05/07,  NV5869 05/07,  NV5890 05/07,  VC5825 05/07, VC5884 05/07,
VC5885 05/07, HR105 Rev. 05/07, and VC2440 Rev. 05/07.)

                                                                    V6175 09/07